EXHIBIT 10.11

                           Agreement with Joseph Lents





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                                 INVESTCO, INC.
                          3998 FAU Boulevard, Suite 210
                              Boca Raton, FL 33431





                                January 29, 2002




Mr. Joseph Lents
8601 Surrey Lane
Boca Raton, FL 33496

         RE: COMPENSATION FOR SERVICES


Dear Mr. Lents:

         You have served as interim Chief Executive Officer of Investco, Inc. since November 29, 2001 and prior thereto provided various other consulting and administrative services in support of our Company. During this time, Investco has reoriented its entire business plan and consummated an acquisition with First International Finance Corporation. In recognition of these services both currently and prospectively through December 31, 2002, and in lieu of any other compensation that may be due to you for such services, Investco is prepared to issue to you 500,000 shares of our common stock. If the foregoing compensation is acceptable to you, kindly acknowledge your acceptance on the line provided below:

                                                     Very truly yours,

                                                     INVESTCO, INC.


                                                     By: _____________________
                                                         Chairman of the Board


ACCEPTED AND AGREED:


--------------------------
Joseph Lents

DATE: _____________________